UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 31, 2007

NOBLE INTERNATIONAL, LTD.

(Exact name of registrant as specified in its charter)

Delaware	001-13581	38-3139487
(State or other jurisdiction of incorporation)	Commission File Number)	(IRS Employer Identification No.)

840 West Long Lake Road, Suite 601 Troy, Michigan	48098
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: (248) 519-0700

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement

On December 31, 2007 Noble International, Ltd. (the “Company”) entered into a Limited Waiver Letter (the “Waiver”) with respect to the Company’s Sixth Amended and Restated Credit Agreement dated as of December 11, 2006 with Comerica Bank (the “Bank”), as lender, Lead Arranger and Administrative Agent for itself and other lenders (the “Lenders”) party thereto (previously filed with the Company’s annual report on Form 10K filed with the Securities and Exchange Commission on March 28, 2007) (the “Credit Agreement”), as amended by the First Amendment to Sixth Amended and Restated Credit Agreement dated March 14, 2007 (previously filed as Exhibit 10.25 to the Company’s Annual Report on Form 10KA filed on April 30, 2007), the Second Amendment to Sixth Amended and Restated Credit Agreement dated March 28, 2007 (previously filed as Exhibit 10.26 to the Company’s Annual Report on Form 10KA filed on April 30, 2007), the Third Amendment to Sixth Amended and Restated Credit Agreement dated May 8. 2007 (previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed May 14, 2007), the Fourth Amendment to Sixth Amended and Restated Credit Agreement dated as of August 24, 2007 (previously filed as Exhibit 10.6 to the Company’s Quarterly Report on Form 10-Q filed on November 9, 2007), and the Fifth Amendment to Sixth Amended and Restated Credit Agreement dated as of November 2, 2007 (previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed November 8, 2007). Capitalized terms not defined herein shall have the meanings ascribed thereto in the Credit Agreement, as amended.

Pursuant to the Waiver, the Lenders agreed, among other things, to waive any Default or Event of Default arising solely from the Borrower’s failure to comply with the provisions of Section 7.11 of the Credit Agreement for the fiscal quarter ended December 31, 2007; provided however, that the Waiver shall expire and be of no further force or effect on February 15, 2008 and from and after such date, unless a further amendment or waiver shall be given with respect to such Defaults or Events of Default pursuant to the Credit Agreement or such Defaults or Events of Default pursuant to the Credit Agreement are cured.

This description of the Waiver does not purport to be complete and is qualified in its entirety by reference to the Waiver, which is filed as an exhibit to this Current Report on Form 8K and incorporated by reference into this Item 1.01.

Item 9.01	Financial Statements and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits

10.1 Limited Waiver Letter dated December 31, 2007.

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SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOBLE INTERNATIONAL, LTD., a Delaware corporation (registrant)

January 7, 2008	By:	/s/ David J. Fallon
David J. Fallon
Chief Financial Officer

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EXHIBIT INDEX

No.	Description of Exhibit
10.1	Limited Waiver Letter dated December 31, 2007.

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